UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

XOMA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 20, 2020.
XOMA CORPORATION
XOMA CORPORATION ATTN: THOMAS BURNS
2200 POWELL STREET, SUITE 310 EMERYVILLE, CA 94608
E99481-P35973
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 25, 2020
Date: May 20, 2020 Time: 9:00 AM PDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/XOMA2020.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/XOMA2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See proxy the materials reverse and side voting of this instructions notice to obtain.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/XOMA2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
E99482-P35973

Voting Items
The Board of Directors recommends you vote FOR the following:
1. To elect directors, as recommended for nomination by the XOMA Nominating and Corporate Governance Committee;
Nominees:
01) James R. Neal 04) Jack L. Wyszomierski 02) W. Denman Van Ness 05) Matthew D. Perry 03) Joseph M. Limber 06) Barbara Kosacz
The Board of Directors recommends you vote FOR the following proposals:
2. To ratify the selection by the Audit Committee of the Board of Deloitte & Touche LLP as the independent registered public accounting firm of XOMA for its fiscal year ending December 31, 2020;
3. To conduct an advisory vote on the compensation of XOMA’s named executive officers; and
4. To transact such other business as may properly come before the annual meeting or any adjournment.
E99483-P35973

E99484-P35973